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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------




                                   FORM 8-K/A

                                 Amendment No. 1
                                       to
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 25, 1996




                          NDE ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)



              Delaware                       1-10361              95-3634420
  (State or other jurisdiction of   (Commission File Number)    (IRS Employer
  incorporation or organization)                             Identification No.)

       8900 Shoal Creek Boulevard, Suite 200
                   Austin, Texas                                  78758
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:          (512) 451-6334




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     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on November 12, 1996 (the "Form 8-K"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Form 8-K.
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
Item 7.  Financial Statements and Exhibits

         (a)   Financial Statements of Business Acquired

         The following financial statements of the Subsidiaries are filed as
         Exhibit 99.2 hereto:

               (i)    Report of Independent Accountants

               (ii)   Combined Balance Sheets as of December 31, 1995 and 1994

               (iii) Combined Statements of Operations and Changes in Owner's Equity for the years ended December 31, 1995 and 1994

               (iv) Combined Statements of Cash Flows for the years ended December 31, 1995 and 1994

               (v)    Notes to Combined Financial Statements

               (vi) Unaudited Combined Condensed Balance Sheet as of September 30, 1996

               (vii) Unaudited Combined Condensed Statements of Operations and Changes in Owner's Equity for the nine months ended September 30, 1996 and 1995

               (viii) Unaudited Combined Condensed Statements of Cash Flows for
                      the nine months ended September 30, 1996 and 1995

               (ix)   Notes to Unaudited Combined Condensed Financial Statements

         (b)   Pro forma Financial Information

         The following unaudited pro forma condensed consolidated financial information is filed as Exhibit 99.3 hereto:

               (i) Unaudited Pro Forma Condensed Consolidated Financial Information

               (ii) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996

               (iii) Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996

               (iv) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995

               (v) Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995

               (vi) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1996

               (vii) Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1996

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         (c)   Exhibits.
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


     Number                             Description
 -------------      ------------------------------------------------------------
      2.1*      --  Stock Purchase Agreement between NDE Environmental
                    Corporation and Tanknology Environmental, Inc. dated as of
                    October 7, 1996.
      2.2*      --  First Amendment to Stock Purchase Agreement between NDE
                    Environmental Corporation and Tanknology Environmental,
                    Inc.  dated as of October 25, 1996.
      10.1*     --  Loan Agreement, dated October 25, 1996, between NDE
                    Environmental Corporation, Tanknology/NDE Corporation,
                    USTMAN Industries, Inc., ProEco, Inc., Tanknology Canada
                    (1988) Inc., and Bank One, Texas, N.A. (The "Loan
                    Agreement").
      10.1a*    --  Revolving Note dated October 25, 1996 issued pursuant to the Loan Agreement.
      10.1b*    --  Term Note dated October 25, 1996 issued pursuant to the
                    Loan Agreement.
      10.2*     --  Note and Warrant Purchase Agreement, dated as of October
                    25, 1996, between NDE Environmental Corporation,
                    Tanknology/NDE Corporation, USTMAN Industries, Inc.,
                    ProEco, Inc. and Tanknology Canada (1988), Inc. and Banc
                    One Capital Partners, L.P. (The "Note and Warrant Purchase
                    Agreement").
      10.2a*    --  Senior Subordinated Note Due December 31, 2001, dated
                    October 25, 1996 issued pursuant to the Note and Warrant
                    Purchase Agreement.
      10.2b*    --  Warrant Certificate dated October 25, 1996 issued
                    pursuant to the Note and warrant Purchase Agreement.
      10.3*     --  Security Agreement, dated as of October 25, 1996, among
                    NDE Environmental Corporation, Tanknology/NDE
                    Corporation, USTMAN Industries, Inc., ProEco, Inc.  and
                    Tanknology Canada (1988), Inc., and Banc One Capital
                    Partners, L.P.
      10.4*     --  Security Agreement -- Pledge of Subsidiary Stock, dated as of October 25, 1996, between NDE Environmental
                    Corporation and Banc One Capital Partners, L.P.
      10.5*     --  Put Option Agreement, dated as of October 25, 1996,
                    between NDE Environmental Corporation and Banc One Capital
                    Partners, L.P.


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     Number                             Description
 -------------      ------------------------------------------------------------
      10.6*     --  Registration Rights Agreement, dated as of October 25,
                    1996, between NDE Environmental Corporation and Banc One
                    Capital Partners, L.P.
      10.7*     --  Preemptive Rights Agreement, dated as of October 25,
                    1996, between NDE Environmental Corporation and Banc One
                    Capital Partners, L.P.
      10.8*     --  Co-Sale Agreement, dated as of October 25, 1996, among
                    NDE Environmental Corporation, Proactive Partners, L.P.,
                    Lagunitas L.P., Jay Allen Chaffee, A.  Daniel Sharplin, and
                    Banc One Capital Partners, L.P.
      10.9*     --  Standby Commitment, made as of October 25, 1996, among
                    Proactive Partners, L.P., NDE Environmental Corporation,
                    Bank One Capital Partners, L.P., and Bank One, Texas, N.A.
      10.10*    --  Shareholder Agreement, dated as of October 25, 1996,
                    among Proactive partners, L.P., Lagunitas L.P., Jay Allen
                    Chaffee, A. Daniel A. Sharplin, and Banc One Capital
                    Partners, L.P.
      10.11*    --  Pledge and Security Agreement, dated October 25, 1996, between NDE Environmental Corporation and Banc One Capital
                    Partners, L.P.
      10.12*    --  Pledge and Security Agreement, dated October 25, 1996, between Tanknology/NDE Corporation and Bank One Texas, N.A.
      10.13*    --  Pledge and Security Agreement, dated October 25, 1996, between ProEco, Inc.  and Bank One Texas, N.A.
      10.14*    --  Pledge and Security Agreement, dated October 25, 1996, between USTMAN Industries, Inc. and Bank One Texas, N.A.
      99.1*     --  Press Release of NDE Environmental Corporation with
                    respect to the acquisition of Tanknology Corporation
                    International, USTMAN Industries, Inc., and Tanknology
                    Canada (1988), Inc.
      99.2      --  Financial Statements of the Subsidiaries.
      99.3      --  Unaudited Pro Forma Condensed Consolidated Financial
                    Information.


     *Previously filed as an exhibit to the Current Report on Form 8-K filed on November 12, 1996.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.




                                               NDE ENVIRONMENTAL CORPORATION

     Date:          1/13/97               By:       /s/ DAVID G. OSOWSKI
            ------------------------           ---------------------------------
                                               David G. Osowski
                                               Vice President and
                                               Chief Financial Officer





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